SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2021

DAKOTA TERRITORY RESOURCE CORP

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation or organization)	Commission File Number 000-50191	98-0201259 (I.R.S. Employer Identification Number)

141 Glendale Dr.

Lead, South Dakota 57754

(Address of Principal Executive Offices and Zip Code)

(605) 717-2450

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 4, 2021, Dakota Territory Resource Corp (the “Company”) purchased an office building located at 141 Glendale Dr., Lead, South Dakota 57754 to serve as the Company’s new corporate headquarters. The cash purchase price of the building, furniture, fixtures and other property was approximately $755,000. The building, built in the 1890’s as a railroad roundhouse, was completely renovated between 2000 and 2010 and is approximately 13,500 square feet with mixed use office and retail.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
EX – 10.1	Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAKOTA TERRITORY RESOURCE CORP

Date: January 8, 2021

By /s/ Wm Chris Mathers

Wm Chris Mathers,

CHIEF FINANCIAL OFFICER